                               PURCHASE AGREEMENT

          This Purchase Agreement (the "Agreement") is made among Green-Cohn Group LLC, ZPG Securities, L.L.C. and DFG Corporation (each a "Purchaser") and Key Energy Services, Inc., a Maryland corporation (the "Company").

1.        PURCHASE COMMITMENT

          1.1 THE COMMITMENT. Upon the terms and subject to the conditions set forth herein, the Purchasers hereby agree and commit, subject to the delivery of a Final Prospectus (defined below), to purchase (the "Commitment") from the Company $10 million of the Company's common stock, par value $.10 per share (the "Common Stock"), to be offered pursuant to a prospectus (the "Prospectus") contained in the Company's registration statement, including the documents incorporated therein by reference, (the "Registration Statement") on Form S-3 (No. 333-67655) that has been declared effective under the Securities Act of 1933, as amended (the "Securities Act"), as supplemented by a prospectus supplement to be filed with the Securities and Exchange Commission (the "SEC") (such Prospectus, as supplemented, the "Final Prospectus"). The purchase price per share of the Common Stock purchased hereunder shall be the purchase price paid by the underwriters (the "Underwriters") in the Company's public offering (the "Public Offering") of Common Stock that is being conducted simultaneously with the offering and sale of the Common Stock being sold pursuant to this Agreement. The Common Stock being sold in the Public Offering will be issued under the Registration Statement and the Prospectus but under a different prospectus supplement than the one being delivered in connection with the Common Stock being sold hereunder. The allocation of the Commitment among the Purchasers is set forth on EXHIBIT A hereto.

          1.2 CLOSING. The sale of Common Stock hereunder shall occur on the date of the Closing of the Public Offering (the "Closing Date"). On the Closing Date, upon receipt by the Company of the payment provided for in Section 1.1 for shares of Common Stock to be purchased by the Purchasers hereunder, the Company will issue to each Purchaser certificates representing the shares of Common Stock purchased in the name of each such Purchaser, and the name of such Purchaser will be registered on the books of the Company as the record owner of such shares of Common Stock.

2.        PURCHASERS' REPRESENTATIONS AND WARRANTIES

          Each Purchaser hereby represents and warrants to, and agrees with the Company, as follows:

          2.1 ORGANIZATION. Each of the Purchasers is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing and is authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary.

          2.2 AUTHORIZATION. The consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action, corporate or otherwise, on the part of each of the Purchasers, and this Agreement is a valid and binding obligation of each of the Purchasers enforceable against each of the Purchasers in accordance with its terms. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the organizational documents of any of the Purchasers or (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which any of the Purchasers is a party or by which any of the Purchasers, or their respective properties are bound.

          2.3 ADDITIONAL MATTERS. The Common Stock being purchased by each Purchaser is for such Purchaser's own account and not for the account of any other person, and not with a view to distribution, assignment or resale to others. Such Purchaser will not sell, hypothecate, or otherwise transfer its Common Stock purchased hereunder (i) except in accordance with applicable state and federal securities laws and (ii) until the Underwriters have completed the distribution of Common Stock in the Public Offering, conclusive evidence of which shall be the written notice provided in Section 6.1. Each Purchaser will otherwise purchase or sell Common Stock only in accordance with applicable state and federal securities laws.

3.        COMPANY REPRESENTATIONS AND WARRANTIES

          The Company hereby represents and warrants to each of the Purchasers as follows:

          3.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary.

          3.2 AUTHORIZATION. The consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the Certificate of Incorporation or Bylaws of the Company or (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the Company or any of its subsidiaries is a party or by which the Company or its subsidiaries, or their respective properties are bound.

          3.3 VALID ISSUANCE. Common stock being sold to the Purchasers hereunder, when issued, will be validly issued, fully paid and nonassessable and not subject to any preemptive right. The sale of such Common Stock hereunder has been registered under the Securities Act and the Registration Statement will, on the date such Common Stock is issued, be effective under the Securities Act.

          3.4 REGISTRATION STATEMENT AND PROSPECTUS. The Registration Statement has been declared effective under the Securities Act. The Company has not received any stop order from the SEC suspending effectiveness of the Registration Statement, and to the Company's knowledge, no such stop order has been threatened to be issued. The Registration Statement, at the time it was declared effective under the Securities Act, did not contain a misstatement of a material fact or omit a material fact necessary to make the statements therein not misleading, and the Prospectus, as supplemented by a prospectus supplement

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
in connection with the sale of the Common Stock being sold hereunder, will not, on the date it is delivered to the Purchasers, contain a misstatement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.        CONDITIONS TO OBLIGATIONS

          4.1. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASERS. The obligations of the Purchasers to consummate and effect the transactions contemplated hereunder shall be subject to the satisfaction of the following conditions, or to the waiver thereof by the Purchasers before the Closing Date;

               4.1.1. REPRESENTATIONS TRUE AT CLOSING. The representations and warranties of the Company herein contained shall be, in all material respects, true as of and at the Closing Date with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement. The Registration Statement will be effective under the Securities Act on the Closing Date, and on the Closing Date, no stop order suspending the effectiveness of the Registration Statement will be issued or threatened.

               4.1.2. CLOSING OF PUBLIC OFFERING. The Public Offering shall have closed concurrently with the closing of the sale of the Common Stock hereunder and the gross proceeds to the Company from the Public Offering shall be at least $90 million.

          4.2. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate and effect the transactions contemplated hereunder shall be subject to the satisfaction of the following conditions, or to the waiver thereof by the Company before the Closing Date;

               4.2.1. CLOSING. The representations and warranties of the Purchasers herein contained shall be, in all material respects, true as of and at the Closing Date with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement.

5.        INDEMNIFICATION AND CONTRIBUTION

          5.1 INDEMNIFICATION OF THE COMPANY. The Company shall indemnify and hold harmless each Purchaser, its officers and employees and each person, if any, who controls any Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, as supplemented by the prospectus supplement delivered to the Purchasers in connection with their purchase of common stock hereunder (the "Supplemented Prospectus"); or (ii) the omission or alleged omission to state in the Supplemented Prospectus any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred;

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
provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Supplemented Prospectus in reliance upon and in conformity with written information concerning such Purchaser furnished to the Company by the Purchasers by or on behalf of any Purchaser specifically for inclusion therein.

          5.2 INDEMNIFICATION BY THE PURCHASERS. Each Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in the Supplemented Prospectus; or (ii) the omission or alleged omission to state in the Supplemented Prospectus of any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Purchaser furnished to the Company by or on behalf of that Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

          5.3 FURTHER INDEMNIFICATION BY THE PURCHASERS. The Purchasers, jointly and severally, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, related to or arising out of any wrongful actions or alleged wrongful actions by the Purchasers in connection with the purchase of Common Stock hereunder or the resale by the Purchasers of the Common Stock they purchase hereunder, and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

          5.4 INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party under this Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
Section 5 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 5. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party

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
to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Purchasers shall have the right to employ counsel to represent jointly the Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Purchasers against the Company under this Section 5 if, in the reasonable judgment of the Purchasers, it is advisable for the Purchasers and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          5.5 LIMITATION ON THE COMPANY'S OBLIGATIONS. Notwithstanding anything in this Section 5 to the contrary, the Company shall not be subject to any obligations to indemnify the Purchasers in any action in which a court of competent jurisdiction finds that one or more of the Purchasers resold the Common Stock purchased hereunder in violation of any securities laws or in a transaction in which such Purchaser acted as an underwriter as defined in the Securities Act. Upon such a finding by such a court of competent jurisdiction, any Purchaser who has been indemnified by the Company hereunder shall within two business days reimburse the Company for all amounts paid by the Company to such Purchaser under this Section 5.

6.        MISCELLANEOUS

          6.1 COMPLETION OF DISTRIBUTIONS. The Company will give written notice of the completion of the distributions of the Common Stock being sold in the Public Offering promptly upon notice thereof from the Underwriters.

          6.2 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth herein shall survive the closing of the transactions contemplated hereby.

          6.3 WAIVER AND MODIFICATION. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked, or canceled except by an instrument in writing signed by the party against whom any change, discharge, or termination is sought.

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
          6.4 NOTICES. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed to the other party at the address provided on Exhibit A to this Agreement, or to such other address furnished by notice given in accordance with this Section 6.

          6.5 NO WAIVER OF RIGHTS. Failure of a party hereto to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchasers, or otherwise, or delay by a party hereto in exercising such right or remedy, will not operate as a waiver thereof. No waiver by a party hereto will be effective unless and until it is in writing and signed against which such waiver is asserted.

          6.6 APPLICABLE LAW. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns.

          6.7 ENFORCEABILITY. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          6.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith.

          6.9 TERMINATION. The Commitment shall automatically terminate upon the earlier of (i) a decision by the Company not to proceed with the Public Offering, (ii) the existence of a final order, injunction or notice from a court or administrative agency of competent jurisdiction that prohibits consummation of the transaction contemplated herein, or (iii) May 15, 1999.

          6.10 EXECUTION AND DELIVERY. This Agreement may be executed by facsimile, and/or in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

          6.11 EXPENSES. The Company agrees to reimburse the Purchasers upon written request (including a summary of items for which reimbursement is requested) for reasonable out-of-pocket expenses incurred by the Purchasers in connection with the matters contemplated under this Agreement, including without limitation, reasonable attorneys' fees and disbursements of the Purchasers' legal counsel and other professional advisors (if any), in an aggregate amount not to exceed $10,000.

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
          IN WITNESS WHEREOF, the undersigned has executed this Purchase Agreement this 15th day of April 1999.

                                        COMPANY:

                                        KEY ENERGY SERVICES, INC.


                                        By:  /s/ Stephen E. McGregor
                                             -----------------------------------
                                             Stephen E. McGregor
                                             Executive Vice President



                                        PURCHASERS:

                                        GREEN-COHN GROUP LLC


                                        By:  /s/ Van Greenfield
                                             -----------------------------------
                                             Name:   Van Greenfield
                                             Title:  Manager



                                        ZPG SECURITIES, L.L.C.


                                        By:  /s/ Van Greenfield
                                             -----------------------------------
                                             Name:   Van Greenfield
                                             Title:  Managing Member


                                        DFG CORPORATION


                                        By:  /s/ Van Greenfield
                                             -----------------------------------
                                             Name:   Van Greenfield
                                             Title:  President

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
                                    EXHIBIT A


Purchaser                               Purchase Commitment Allocation*
---------                               ------------------------------
Green-Cohn Group LLC                              33.333%
360 East 88th Street, Apt. 2D                     =======
New York, NY  10128
Tel: (212) 426-1700
Fax: (212) 426-5677

ZPG Securities, L.L.C.                            33.333%
360 East 88th Street, Apt. 2D                     =======
New York, NY  10128
Tel: (212) 426-1700
Fax: (212) 426-5677

DFG Corporation                                   33.333%
360 East 88th Street, Apt. 2D                     =======
New York, NY  10128
Tel: (212) 426-1700
Fax: (212) 426-5677                               -------
                                                  100%
                                                  ====
Company:

Key Energy Services, Inc.
Two Tower Center, 20th Floor
East Brunswick, NJ 08816
Tel: (732) 247-4822
Fax: (732) 247-5148


---------------

* The Purchase Commitment Allocation may be amended by written notice to the Company signed by each of the Purchasers provided that the Purchase Commitment Allocations shall total 100%.

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